                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                           DELTAPOINT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                                DELTAPOINT, INC.
                            22 LOWER RAGSDALE DRIVE
                           MONTEREY, CALIFORNIA 93940
                                  May 10, 1997

TO THE SHAREHOLDERS OF DELTAPOINT, INC.

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of DeltaPoint, Inc. (the "Company"), which will be held at 22 Lower Ragsdale Drive, Monterey, California, on Friday, June 20, 1997, at 10:00 a.m.

    Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Shareholders.

    It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

    On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          Jeffrey F. Ait

                                          CHIEF EXECUTIVE OFFICER

                                     [LOGO]

                                DELTAPOINT, INC.
                            22 LOWER RAGSDALE DRIVE
                           MONTEREY, CALIFORNIA 93940
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 20, 1997

    The Annual Meeting of Shareholders ("Annual Meeting") of DeltaPoint, Inc. (the "Company") will be held at 22 Lower Ragsdale Drive, Monterey, California, on Friday, June 20, 1997, at 10:00 a.m. for the following purposes:

    1. To elect four directors of the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

    2. To approve the adoption of an amendment to the Company's 1995 Stock Option Plan to increase by 400,000 shares the number of shares issuable under the Plan to 1,220,000 shares;

    3. To ratify the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997; and

    4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

    The foregoing items of business are more fully described in the attached Proxy Statement.

    Only shareholders of record at the close of business on April 28, 1997 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such shareholders will be available for inspection at the Company's headquarters located at 22 Lower Ragsdale Drive, Monterey, California, during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          Donald B. Witmer
                                          SECRETARY

Monterey, California
May 10, 1997

                                    IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

                                DELTAPOINT, INC.
                            22 LOWER RAGSDALE DRIVE
                           MONTEREY, CALIFORNIA 93940

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 20, 1997

    These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of DeltaPoint, Inc., a California corporation (the "Company"), for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 22 Lower Ragsdale Drive, Monterey, California, on Friday, June 20, 1997, at 10:00 a.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to shareholders on or about May 10, 1997.

                               PURPOSE OF MEETING

    The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

    The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On April 28, 1997, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 2,567,873 shares of Common Stock outstanding. Each shareholder of record on April 28, 1997 is entitled to one vote for each share of Common Stock held by such shareholder on April 28, 1997. Every shareholder voting for the election of directors (Proposal
One) may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such shareholder is entitled to vote, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than four candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock has one vote. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

QUORUM REQUIRED

    The Company's bylaws provide that the holders of a majority of the Company's Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum.

VOTES REQUIRED

    PROPOSAL 1. If a quorum is present and voting, the four nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted in the election of directors.

    PROPOSAL 2. The affirmative vote of a majority of the Votes Cast will be required under California law to approve the amendment to the 1995 Stock Option Plan (the "Plan"). For this purpose, the "Votes Cast" are defined under California law to be the shares of the Company's Common Stock represented and "voting" at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the record date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

    PROPOSAL 3. Ratification of the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting.

PROXIES

    Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposals No. 2 and No. 3 and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

SOLICITATION OF PROXIES

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. The Company has also retained U.S. Stock Transfer Corporation to assist in the solicitation of proxies. U.S. Stock Transfer Corporation will be reimbursed by the Company for its out-of-pocket expenses. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    The directors who are being nominated for reelection to the Board of Directors (the "Nominees"), their ages as of April 15, 1997, their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The four Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

NOMINEES                                                 AGE           POSITIONS AND OFFICES HELD WITH THE COMPANY
---------------------------------------------------      ---      ------------------------------------------------------
Jeffrey F. Ait.....................................          40   Chief Executive Officer and Director

Donald B. Witmer...................................          43   Chief Operating Officer, Chief Financial Officer,
                                                                    Secretary and Director

John Hummer (1),(2)................................          48   Director

Patrick Grady (1),(2)..............................          29   Director

------------------------

(1) Member of Audit Committee

(2) Member of Compensation Committee

    MR. AIT joined the Company in March 1997 as Chief Executive Officer. From January 1996 until March 1997 he served as Vice President of Internet at The Santa Cruz Organization, Inc. ("SCO"), a software developer and publisher. From October 1995 until January 1996 he served as Vice President of acquisitions at SCO. From October 1993 until October 1995 he served as Vice President of Channel Sales and Marketing at SCO.

    MR. WITMER joined the Company as Vice President of Finance and Administration and Chief Financial Officer in November 1995, became a director of the Company in December 1995 and became Chief Operating Officer in February 1996. From 1990 to 1995 he served as controller and then Chief Financial Officer of Catalyst Semiconductor, Inc. From 1987 to 1990, Mr. Witmer served as an accountant for Price Waterhouse LLP, independent accountants. Prior to joining Price Waterhouse LLP, Mr. Witmer was a senior controller at United Technologies and a legislative analyst for the State of Montana. Mr. Witmer holds a B.A. in History from Northern Montana College and an M.B.A. from the University of Montana. Mr. Witmer is a Certified Public Accountant.

    MR. HUMMER has been a director of the Company since October 1990. In 1989, Mr. Hummer founded, and is currently a partner at, Hummer Winblad Venture Partners. Mr. Hummer serves as a director of several privately held companies including Books That Work, Centerview Software and Netgravity. From April 1991 to February 1995 he was a director of Powersoft Corporation prior to its acquisition by Sybase Incorporated and from August 1990 to April 1995 he was a director of Wind River Systems, Inc. Mr. Hummer received a B.A. in English from Princeton University and an M.B.A. from the Stanford Graduate School of Business.

    MR. GRADY became a director of the Company in August 1996. Mr. Grady is currently Managing Director--Venture Capital of H.J. Meyers & Co., Inc. From June 1993 to March 1996 Mr. Grady served as Senior Vice President of Corporate Finance at H.J. Meyers & Co., Inc. From March 1991 to May 1993 he was Vice President of Corporate Finance at Josephthal, Lyon & Ross. Mr. Grady also serves as a director of Borealis Technology Corp., an enterprise-wide sales force automation software company, & SoloPoint, Inc., a provider of small office/home office communication products.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    During the fiscal year ended December 31, 1996, the Board of Directors held six meetings and acted by written consent on six occasions. For the fiscal year, each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board of Directors on which each such director served. The Board of Directors has two standing committees which were formed on December 1, 1995: the Audit Committee and the Compensation Committee.

    During the fiscal year ended December 31, 1996, the Audit Committee of the Board of Directors held one meeting. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the Company's auditors, the performance of the Company's auditors and the accounting practices of the Company. The members of the Audit Committee are Messrs. Hummer and Grady.

    During the fiscal year ended December 31, 1996, the Compensation Committee of the Board of Directors held one meeting. The Compensation Committee reviews the performance of the executive officers of the Company and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the 1995 Stock Option Plan, the 1990 Key Employee Incentive Stock Option Plan and the 1992 Non-Statutory Stock Option Plan. The members of the Compensation Committee are Messrs. Hummer and Grady.

DIRECTOR COMPENSATION

    Except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors.

    Non-employee Board members are eligible for option grants pursuant to the provisions of the Automatic Option Grant Program under the Company's 1995 Stock Option Plan. In August 1996, Mr. Grady was granted an option to purchase 20,000 shares at an exercise price of $7.50 per share under the Automatic Option Grant Program. Under the Automatic Option Grant Program, each individual who was a non-employee Board member on the date of the Company's initial public offering and each employee who first becomes a non-employee Board member after the date of such offering will be granted an option to purchase 20,000 shares on the date such individual joins the Board. In addition, at each Annual Shareholders Meeting, beginning with the 1997 Annual Meeting, each individual who has served as a non-employee Board member for at least six months prior to such Annual Meeting will receive an additional option grant to purchase 1,000 shares of Common Stock. For further information concerning the terms of these automatic grants, please see the summary of the Automatic Option Grant Program below under the heading, "Proposal No. 2--Amendment of the 1995 Stock Option Plan."

    Directors who are also employees of the Company are eligible to receive options and be issued shares of Common Stock directly under the 1995 Stock Option Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of April 15, 1997, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                                                   NUMBER OF
                                                                                    SHARES
NAME AND ADDRESS                                                                  BENEFICIALLY PERCENTAGE OF SHARES
OF BENEFICIAL OWNER                                                                  OWNED      BENEFICIALLY OWNED
--------------------------------------------------------------------------------  -----------  ---------------------
Entities affiliated with
  Hummer Winblad Venture Partners (1) ..........................................     186,321               7.5%
  5900 Hollis St., Suite R
  Emeryville, CA 94608

Entities affiliated with
  Oak Investment Partners V, L.P. (2) ..........................................     332,601              13.4%
  One Gorham Island
  Westport, CT 06880

Jeffrey F. Ait (3) .............................................................     225,000               8.3%
  c/o DeltaPoint, Inc.
  22 Lower Ragsdale Drive
  Monterey, CA93940

William G. Pryor (4) ...........................................................     142,535               5.5%
  c/o DeltaPoint, Inc.
  22 Lower Ragsdale Drive
  Monterey, CA 93940

Donald B. Witmer (5) ...........................................................     203,750               7.6%
  c/o DeltaPoint, Inc.
  22 Lower Ragsdale Drive
  Monterey, CA 93940

John Hummer (1).................................................................     186,321               7.5%

Patrick Grady (6)...............................................................     146,538               5.6%

All current directors and executive officers
  as a group (5 persons) (7)....................................................     906,144              28.7%

------------------------

 *  Less than 1%.

(1) Consists of 181,877 shares of Common Stock held by Hummer Winblad Venture Partners and 4,444 shares of Common Stock held by Hummer Winblad Technology Fund ("Hummer Winblad Technology"). Mr. Hummer, a director of the Company, is a General Partner of Hummer Winblad Equity

    Partners, which is the General Partner of Hummer Winblad Venture Partners and Hummer Winblad Technology. Mr. Hummer disclaims beneficial ownership of the securities held by these entities except to the extent of his pecuniary interest therein arising from his general partnership interest in Hummer Winblad Equity Partners.

(2) Consists of 325,289 shares of Common Stock, held by Oak Investment Partners V, L.P. ("Oak Investment") and 7,312 shares of Common Stock held by Oak V Affiliates Fund, L.P. ("Oak Affiliates"). Oak Affiliates is an affiliate of Oak Investment.

(3) Consists of an option to purchase 225,000 shares of Common Stock granted on March 27, 1997 that is immediately exercisable but subject to a right of repurchase upon termination of employment that lapses 25% after one year and then in monthly installments over 36 months of service and lapses in full upon a specified change in control.

(4) Includes 101,894 shares of Common Stock subject to immediately exercisable options, including an option to purchase 100,000 shares of Common Stock granted on November 10, 1995 that is immediately exercisable but subject to a right of repurchase upon termination of employment that lapses in equal monthly installments over 36 months and lapses in full upon a specified change in control. See "Management--Stock Option Information."

(5) Consists of 12,500 shares of Common Stock, an immediately exercisable warrant to purchase 6,250 shares of Common Stock and options to purchase 135,000, 10,000 and 40,000 shares of Common Stock, granted on November 10, 1995, April 22, 1996 and November 4, 1996, respectively, that are immediately exercisable but subject to a right of repurchase upon termination of employment that lapses in equal monthly installments over 36 months and lapses in full upon a specified change in control. See "Management--Employment Contracts."

(6) Includes an option to purchase 20,000 shares of Common Stock granted on August 13, 1996 that is immediately exercisable but subject to a right of repurchase upon termination of service as a director that lapses in equal annual installments over three years and lapses in full upon a specified change in control. See "Management--1995 Stock Option Plan." Also includes 110,000 shares of Common Stock that may be acquired by H.J. Meyers & Co., Inc. ("H.J. Meyers") upon exercise of its Warrant commencing on December 20, 1996 and 16,538 shares of Common Stock that may be acquired by H.J. Meyers upon exercise of the Placement Agent Warrant issued in connection with the Debt Financing. Mr. Grady, a director of the Company, is a Managing Director--Venture Capital of H.J. Meyers. Mr. Grady disclaims beneficial ownership of the securities that may be acquired by H.J. Meyers except to the extent of his pecuniary interest therein.

(7) Consists of 239,462 shares of Common Stock, immediately exercisable warrants to purchase 132,788 shares of Common Stock and 531,894 shares of Common Stock subject to stock options currently exercisable or exercisable within sixty (60) days of April 15, 1997.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Company's Board of Directors was formed on December 1, 1995, and the members of the Compensation Committee are Messrs. Hummer and Grady. Neither of these individuals was at any time during 1996 or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

    The following table sets forth the compensation earned by the Company's two former Chief Executive Officers and two other executive officers who earned (or would have earned) salary and bonus for the 1996 fiscal year in excess of $100,000 (collectively, the "Named Officers") for services rendered in all capacities to the Company and its subsidiaries for that fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                                                            COMPENSATION
                                                                                            -------------
                                                                                               AWARDS
                                                                                            -------------
                                                                                              NUMBER OF
                                            ANNUAL COMPENSATION                              SECURITIES
                                    -----------------------------------    OTHER ANNUAL      UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR      SALARY($)    BONUS($)     COMPENSATION($)    OPTIONS(#)     COMPENSATION($)
----------------------------------  ---------  -----------  -----------  -----------------  -------------  -----------------
John J. Ambrose (1) ..............       1996   $  78,461    $  25,000(2)     $   4,500(3)      145,000        $      26(4)
  Chief Executive Officer and            1995           0            0               0                0                0
  Director

Raymond R. Kingman, Jr. (5) ......       1996      32,000            0             900(6)             0          141,253(7)
  Chairman of the Board, President       1995     108,000            0           4,708(6)       100,000               66(4)
  and Chief Executive Officer

Donald B. Witmer .................       1996     120,000            0          30,000(8)        50,000              251(4)
  Chief Operating Officer, Chief         1995      19,845(9)          0          5,000(8)       135,000                0
  Financial Officer, Secretary and
  Director

William G. Pryor .................       1996     104,950            0               0                0               87(4)
  Vice President of Development          1995      92,500            0               0          100,000               87(4)

------------------------------

(1) Mr Ambrose served as the Company's Chief Executive Officer from April 22, 1996 through March 25, 1997.

(2) Represents a signing bonus of $25,000.

(3) Represents a $500 per month car allowance.

(4) Represents life insurance premiums paid by the Company with respect to insurance policies on the lives of Messrs. Ambrose, Kingman, Witmer and Pryor.

(5) Mr. Kingman resigned as President and Chief Executive Officer and a director of the Company, effective April 5, 1996.

(6) Represents a $300 per month car allowance.

(7) Represents a $22 life insurance premium and a severance payment of $141,231.

(8) Represents a $2,000 per month housing allowance and a $500 per month car allowance.

(9) Mr. Witmer joined the Company in November 1995.

STOCK OPTION INFORMATION

    The following table contains information concerning stock option grants made to the Named Officers during the fiscal year ended December 31, 1996. No stock appreciation rights were granted to these individuals during such year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                   INDIVIDUAL GRANTS(1)
                                                                   ----------------------------------------------------
                                                                    NUMBER OF    % OF TOTAL
                                                                   SECURITIES      OPTIONS
                                                                   UNDERLYING    GRANTED TO     EXERCISE
                                                                     OPTIONS    EMPLOYEES IN      PRICE     EXPIRATION
NAME                                                               GRANTED(#)    FISCAL YEAR    ($/SH)(2)      DATE
-----------------------------------------------------------------  -----------  -------------  -----------  -----------
John J. Ambrose..................................................     145,000          35.3%    $    9.50     04/21/06
Raymond R. Kingman, Jr...........................................      --                 0%       --           --
Donald B. Witmer.................................................      10,000           2.4%         9.50     04/21/06
                                                                       40,000           9.7%         7.50     11/03/06
William G. Pryor.................................................      --                 0%       --           --

------------------------

(1) Each of the options listed in the table is immediately exercisable. The shares purchasable thereunder are subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The repurchase right lapses and the optionee vests in a series of equal monthly installments over thirty-six months of service commencing on the date of grant of the option. These options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Board of Directors of the Company on the date of grant. Each option has a maximum term of ten (10) years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

(2) In March 1997, the Board of Directors approved a repricing of all options granted under the Company's stock option plans that were outstanding on such date and had an exercise price in excess of the fair market value on such date of $2.25 per share. This option repricing resulted in the cancellation of all the options granted in the last fiscal year to the Named Officers and a regrant of options for the same number of shares at an exercise price of $2.25 per share.

(3) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise.

    The following table sets forth information concerning option holdings for the fiscal year ended December 31, 1996 with respect to each of the Named Officers. No stock appreciation rights were exercised during such year or were outstanding at the end of that year.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                   NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED
                                                              OPTIONS AT FISCAL YEAR END(#)(1)        IN-THE-MONEY OPTIONS
                                                                                                     AT FISCAL YEAR END(2)
                               SHARES ACQUIRED      VALUE     --------------------------------  --------------------------------
NAME                           ON EXERCISE(#)    REALIZED($)  EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----------------------------  -----------------  -----------  -----------  -------------------  -----------  -------------------
John J. Ambrose.............              0               0      145,000                0                0                0
Raymond R. Kingman, Jr......         72,000         379,517        5,894                0            4,028                0
Donald B. Witmer............              0               0      185,000                0          337,500                0
William G. Pryor............              0               0      101,894                0          250,000                0

------------------------------

(1) Each of the options listed in the table is immediately exercisable. The shares purchasable thereunder are subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The repurchase right lapses and the optionee vests in a series of equal monthly installments over thirty-six months of service commencing on the date of grant of the option. These options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Board of Directors of the Company on the date of grant. Each option has a maximum term of ten (10) years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

(2) Based on the closing price per share of the Company's Common Stock as listed on the Nasdaq National Market as of December 31, 1996 of $6.00, less the per share exercise price.

                                 PROPOSAL NO. 2
                      AMENDMENT OF 1995 STOCK OPTION PLAN

    The shareholders are being asked to vote on a proposal to approve an amendment to the DeltaPoint, Inc. 1995 Stock Option Plan (the "Option Plan") to increase the number of shares of Common Stock available for issuance under the Option Plan by 400,000 shares to a total of 1,220,000 shares of Common Stock. The Board adopted the amendment on March 21, 1997, subject to shareholder approval at the Annual Meeting. The following is a description of the Option Plan. The Company established the Option Plan to provide a means whereby employees, officers, directors, consultants and independent advisers of the Company or parent or subsidiary corporations may be given an opportunity to purchase shares of Common Stock. The Option Plan was adopted by the Board of Directors (the "Board") on November 8, 1995 and approved by the shareholders in December 1995. The Board believes that option grants under the Option Plan play an important role in the Company's efforts to attract, employ, and retain employees, directors and consultants of outstanding ability. This description is also being given to satisfy the requirements of Rule 16b-3(b)(2) which provides an exception from the short-swing profit liability rules of the federal securities laws for the officers participating in the Option Plan.

    The principal terms and provisions of the Option Plan, as amended, are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Option Plan. A copy of the Option Plan will be furnished by the Company to any shareholder upon written request to the Chief Operating Officer and Chief Financial Officer at the executive offices in Monterey, California.

    STRUCTURE. The Option Plan is divided into two separate components: (i) the Discretionary Option Grant Program under which employees, certain non-employee directors and consultants may, at the discretion of the Compensation Committee, be granted options to purchase shares of Common Stock at an exercise price not less than 85% of their fair market value on the grant date, and (ii) the Automatic Option Grant Program under which option grants will automatically be made at periodic intervals to eligible non-employee directors to purchase shares of Common Stock at an exercise price equal to their fair market value on the grant date.

    ADMINISTRATION. The Compensation Committee of the Board, which is comprised of two (2) or more Board members ("Committee"), administers the Option Plan. Committee members serve for such period of time as the Board may determine. No Board member may serve on the Committee if he or she has received an option grant or stock award under the Option Plan or under any other stock plan of the Company or its parent or subsidiary corporations within the twelve (12) month period preceding his or her appointment to the Committee (or, if shorter, the period commencing on the date of effectiveness of the Company's initial public offering and ending with the date of appointment to the Committee), other than grants under the Automatic Option Grant Program. The Option Plan may also be administered with respect to optionees who are not executive officers subject to the short-swing profit rules of federal securities laws by the Board or a secondary committee comprised of one or more Board members.

    The Committee (or Board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the Option Plan) to determine the eligible individuals who are to receive grants under the Option Plan, the number of shares to be covered by each granted option, the date or dates on which the option is to become exercisable, the maximum term for which the option is to remain outstanding, whether the granted option will be an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code ("Code") or a non-statutory option not intended to meet such requirements and the remaining provisions of the option grant.

    ELIGIBILITY. Employees (including officers), consultants and independent contractors who render services to the Company or its subsidiary corporations (whether now existing or subsequently established) are eligible to receive option grants under the Discretionary Option Grant Program. A non-employee member of the Board or the board of any parent or subsidiary corporation is also eligible for option grants under the Discretionary Option Grant Program, provided he or she is not a member of the Committee.

    As of April 15, 1997, approximately 47 employees (including 3 officers) were eligible to participate in the Option Plan.

    SECURITIES SUBJECT TO OPTION PLAN. The maximum number of shares of Common Stock which may be issued over the term of the Option Plan shall not exceed 1,220,000 shares. Such authorized share reserve is comprised of (i) the 820,000 shares authorized by the Board under the Option Plan, and subsequently approved by the shareholders, plus (ii) an additional increase of 400,000 shares which is the subject of this Proposal 2.

    No one person participating in the Option Plan may receive options and separately exercisable stock appreciation rights for more than 360,000 shares of Common Stock over the term of the Option Plan exclusive of options granted prior to January 1, 1996.

    Should an option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the Option Plan.

DISCRETIONARY OPTION GRANT PROGRAM

    PRICE AND EXERCISABILITY. The option exercise price per share in the case of an Incentive Option may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the grant date and, in the case of a non-statutory option, eighty-five percent (85%) of the fair market value of the Common Stock on the grant date. Options granted under the Discretionary Option Grant Program become exercisable at such time or times and during such period as the Committee may determine and set forth in the instrument evidencing the option grant.

    The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is instructed to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The Committee may also assist any optionee (including an officer or director) in the exercise of his or her outstanding options by authorizing a Company loan to the optionee. The terms and conditions of any such loan will be established by the Committee in its sole discretion.

    No optionee is to have any shareholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee.

    TERMINATION OF SERVICE. Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. The Committee has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

    The shares of Common Stock acquired upon the exercise of one or more options may be subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The Committee has complete discretion in establishing the vesting schedule to be in effect for any such unvested shares and may cancel the Company's outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the canceled rights.

    INCENTIVE OPTIONS. Incentive Options may only be granted to individuals who are employees of the Company or its parent or subsidiary corporations. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the Common Stock for which one or more options granted to any employee under the Option Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Options shall not exceed one hundred thousand dollars ($100,000).

    LIMITED STOCK APPRECIATION RIGHTS. One or more officers of the Company subject to the short-swing profit restrictions of the federal securities laws may, at the discretion of the Committee, be granted limited stock appreciation rights in connection with their option grants under the Option Plan. Any option with such a limited stock appreciation right in effect for at least six (6) months may be unconditionally surrendered, to the extent exercisable for one or more vested option shares, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return, the officer will be entitled to a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest price per share of Common Stock paid in the tender offer over (ii) the option exercise price.

    TANDEM STOCK APPRECIATION RIGHTS. The Committee is authorized to issue tandem stock appreciation rights in connection with option grants under the Discretionary Option Grant Program. Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option on the surrender date over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Committee, be made in cash or in shares of Common Stock.

AUTOMATIC OPTION GRANT PROGRAM

    Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. These special grants may be summarized as follows:

    - Each individual who is a non-employee Board member on the date of the Company's initial public offering and each individual who first becomes a non-employee Board member after the date of such initial public offering, whether through election by the shareholders or appointment by the Board, will automatically be granted, at the time of the offering or at the time of such initial election or appointment, a nonstatutory stock option to purchase 20,000 shares of Common Stock. In no event may a non-employee Board member receive more than one initial 20,000-share option grant.

    - On the date of each Annual Shareholders Meeting beginning with the 1997 Annual Meeting, each individual who continues to serve as a director, whether or not such individual is standing for re-election, will receive an additional grant of a nonstatutory stock option under the Option Plan to purchase 1,000 shares of Common Stock, provided such individual has been a member of the Board for at least six months.

    Each option grant under the Automatic Option Grant Program will be subject to the following terms and conditions:

        1. The option price per share will be equal to the fair market value per share of Common Stock on the automatic grant date and each option is to have a maximum term of ten years from the grant date. The initial options granted in connection with the Company's initial public offering had an exercise price of $4.80 per share.

        2. Each automatic option grant will be immediately exercisable for all of the option shares; the shares purchasable under the option shall be subject to repurchase at the original exercise price in the event the optionee's Board service should cease prior to full vesting. With respect to each grant, the repurchase right shall lapse and the optionee vest in a series of three (3) equal and successive annual installments over the optionee's period of continued service as a Board member, with the first such installment to vest upon the optionee's completion of one (1) year of Board service, measured from the option grant date.

        3. The option will remain exercisable for a 12-month period following the optionee's termination of service as a Board member for any reason and may be exercised following the Board member's death by the personal representatives of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) for which it is exercisable at the time of the optionee's cessation of Board service.

        4. The option shares will become fully vested in the event of a Corporate Transaction (as defined below) or a Change in Control (as defined below). The option shares will become fully vested in the event of the optionee's cessation of Board service by reason of death or permanent disability.

        5. Upon the occurrence of a hostile tender offer, the optionee shall have a thirty (30) day period in which to surrender to the Company each automatic option which has been in effect for at least six (6) months and the optionee will in return be entitled to a cash distribution from the Company in an amount per canceled option share (whether or not the optionee is otherwise vested in those shares) equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer over (ii) the option exercise price payable per share.

        6. Option grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of that program. The remaining terms and conditions of the option will in general conform to the terms described below for option grants under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

GENERAL PROVISIONS

    ACCELERATION OF OPTIONS/TERMINATION OF REPURCHASE RIGHTS. Upon the occurrence of either of the following transactions (a "Corporate Transaction"):

        (i) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company, or

        (ii) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction, each outstanding option under the Option Plan will, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares at the time subject to such option. However, an outstanding option shall not accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or

(iii) the acceleration of such option is subject to other limitations imposed by the Committee at the time of the option grant. Immediately following the consummation of the Corporate Transaction, all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

    Also upon a Corporate Transaction, the Company's outstanding repurchase rights applicable to options granted under the Discretionary Option Grant Program will terminate automatically unless assigned to the successor corporation.

    Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Company's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the optionee's service should subsequently terminate by reason of an involuntary termination within twelve (12) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the involuntary termination.

    Upon the occurrence of the following transactions ("Change in Control"):

        (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) acquires beneficial ownership of more than fifty percent (50%) of the Company's outstanding voting stock without the Board's recommendation, or

        (ii) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases by reason of a proxy contest, to be comprised of individuals who (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for selection as Board members by a majority of the Board in (a) who were still in office at the time such election or nomination was approved by the Board, the Committee has the discretion to accelerate outstanding options and terminate the Company's outstanding repurchase rights. The Committee also has the discretion to terminate the Company's outstanding repurchase rights upon the subsequent termination of the optionee's service within a specified period following the Change in Control.

    The acceleration of options in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

    VALUATION. For purposes of establishing the option price and for all other valuation purposes under the Option Plan, the fair market value of a share of Common Stock on any relevant date will be the closing price per share of Common Stock on that date, as such price is reported on the OTC Bulletin Board. The closing price of the Common Stock on April 15, 1997 was $2.38 per share.

    CHANGES IN CAPITALIZATION. In the event any change is made to the Common Stock issuable under the Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Option Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options and separately exercisable stock appreciation rights per calendar year,
(iii) the number and/or class of securities for which automatic option grants are to be subsequently made per director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

    Each outstanding option which is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would otherwise have been issued, in consummation of such Corporate Transaction, to the option holder had the option been exercised immediately prior to the Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the Option Plan on both an aggregate and a per-participant basis.

    OPTION PLAN AMENDMENTS. The Board may amend or modify the Option Plan in any and all respects whatsoever. However, the Board may not, without the approval of the Company's shareholders, (i) materially increase the maximum number of shares issuable under the Option Plan (except in connection with certain changes in capitalization), (ii) materially modify the eligibility requirements for option grants, or (iii) otherwise materially increase the benefits accruing to participants under the Option Plan.

    Unless sooner terminated by the Board, the Option Plan will in all events terminate on November 7, 2005. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

    As of April 15, 1997, options covering 733,837 shares were outstanding under the Option Plan, 400,830 shares remained available for future option grant, assuming that Proposal No. 2 is approved by the shareholders, and 85,333 shares have been issued under the Option Plan. The expiration dates for all such options range from December 31, 1997 to March 26, 2007.

NEW PLAN BENEFITS AND OPTION GRANT TABLE

    Because the Option Plan is discretionary, benefits to be received by individual optionees are not determinable. The table below shows, as to each of the executive officers named in the Summary Compensation Table and the various indicated groups, (i) the number of shares of Common Stock for which options have been granted under the Option Plan for the one (1)-year period ending December 31, 1996 plus the period through April 15, 1997 and (ii) the weighted average exercise price per share.

                                                                                                      WEIGHTED
                                                                                                  AVERAGE EXERCISE
                                                                                     NUMBER OF        PRICE OF
NAME AND POSITION                                                                  OPTION SHARES   GRANTED OPTIONS
---------------------------------------------------------------------------------  -------------  -----------------
Raymond R. Kingman, Jr. (1)......................................................            0                0
  President and Chief Executive Officer

John J. Ambrose (2)..............................................................      145,000        $    2.25
  Chief Executive Officer

William G. Pryor.................................................................            0                0
  Vice President of Development

Donald B. Witmer.................................................................       50,000             2.25
  Chief Operating Officer and Chief Financial Officer

All current executive officers as a group (4 persons)............................      420,000             2.25

All current directors (other than executive officers) as a group (2 persons).....       30,000             7.50

All employees, including current officers who are not executive officers, as a
  group (47 persons).............................................................      410,344             2.25

------------------------

(1) Mr. Kingman terminated from employment with the Company, effective April 5, 1996.

(2) Mr. Ambrose terminated employment with the Company, effective March 25,
    1997.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE OPTION PLAN

    Options granted under the Option Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Code or non-statutory options that are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

    INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the spread on an Incentive Stock Option (the excess of the fair market value of the purchased shares at the time of exercise over the exercise price paid for those shares) is normally included in the optionee's alternative minimum taxable income at the time of exercise and may be subject to the alternative minimum tax. In addition, the optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

    For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

    Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over

(ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares by the Company's executive officers will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million deduction limitation which covers certain executive officers of the Company.

    NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    Special provisions of the Internal Revenue Code apply to the acquisition of Common Stock under a non-statutory option if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

        (i) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date such repurchase right lapses with respect to such shares over (b) the exercise price paid for the shares.

        (ii) The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (a) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (b) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

    The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million deduction limitation which covers certain executive officers of the Company.

    STOCK APPRECIATION RIGHTS. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

ACCOUNTING TREATMENT

    Under the accounting principles currently in effect for employee stock plans such as the Option Plan, option grants with exercise prices equal to the fair market value of the underlying shares on the grant date will not result in any compensation expense to the Company for financial reporting purposes. To the extent the exercise price is less than such fair market value, a compensation expense will arise as of the date of grant which will have to be recognized over the vesting period in effect for the option grant. In addition, outstanding options will in all events be taken into account in the calculation of earnings per share on a fully-diluted basis.

    Should one or more optionees be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to be charged periodically against the Company's earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from prior quarter-end will be accrued as compensation expense to the extent such fair market value is in excess of the aggregate exercise price in effect for such rights.

    Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (Statement No. 123), issued in October 1995 and effective for fiscal years beginning after December 15, 1995, permits, but does not require, a fair value based method of accounting for employee stock options or similar equity instruments. Statement No. 123 allows an entity to elect to continue to measure compensation cost under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APBO No. 25), but requires pro forma disclosures of net earnings and earnings per share as if the fair value based method of accounting had been applied. The Company adopted Statement No. 123 in 1996. While the Company is still evaluating Statement No. 123, it currently expects to elect to continue to measure compensation cost under APBO No. 25, and comply with the pro forma disclosure requirements. If the Company makes this election, Statement No. 123 will have no impact on the Company's consolidated financial position or results of operations.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN.

    Should such shareholder approval not be obtained, then the amendment to the Option Plan will not become effective, and all outstanding options granted on the basis of the 400,000 share increase will terminate without ever becoming exercisable for any of the option shares.

            EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

    On November 10, 1995, the Company entered into employment agreements with Raymond R. Kingman, Jr., who served as President and Chief Executive Officer of the Company until his resignation as an officer and director on April 5, 1996, and William G. Pryor, Vice President of Development. The agreements provide for a grant to each individual of an option to purchase 100,000 shares of Common Stock at an exercise price of $3.50 per share. The option is immediately exercisable but subject to a right of repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The repurchase right lapses and the optionee vests in a series of equal monthly installments over 36 months, beginning on the one-month anniversary of the grant date, and lapses in full upon a specified Change in Control of the Company. A Change in Control includes liquidation or dissolution of the Company or a merger or consolidation in which at least fifty percent (50%) of the Company's shares are transferred to an entity different than the entity holding such shares prior to such change in control. Each option has a maximum term of ten (10) years, subject to earlier termination in the event of the optionee's cessation of service with the Company. The agreement also provides that each of Messrs. Kingman and Pryor will receive a severance payment in the amount of six to twelve months of his base salary and other benefits if his employment is terminated in certain circumstances, such as an involuntary termination other than for cause (six months base salary) or an involuntary termination within twenty-four months of a Change in Control (twelve months base salary).

    In November 1995, the Company entered into an employment agreement with Donald B. Witmer, pursuant to which Mr. Witmer became Vice President of Finance and Administration and Chief Financial Officer of the Company. The agreement provides for an annual salary of $120,000, a $2,000 per month housing allowance and a $500 per month car allowance. The agreement also provides for a grant of an option to purchase 135,000 shares of Common Stock at an exercise price of $3.50 per share. The option is immediately exercisable but subject to a right of repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The repurchase right lapses and the optionee vests in a series of equal monthly installments over 36 months, beginning on the date Mr. Witmer commences employment, and lapses in full upon a specified Change in Control of the Company, as defined above. The option has a maximum term of ten (10) years, subject to earlier termination in the event of the optionee's cessation of service with the Company. The agreement also provides that Mr. Witmer will receive a severance payment in the amount of six to twelve months of his base salary and other benefits if his employment is terminated in certain circumstances, such as an involuntary termination other than for cause (six months base salary plus bonus and other benefits) or an involuntary termination within twenty-four months of a Change in Control (twelve months base salary plus bonus and other benefits).

    In March 1996 John J. Ambrose executed an offer letter with the Company, pursuant to which Mr. Ambrose became Chief Executive Officer in April 1996. The offer letter provides for an annual salary of $120,000, a signing bonus of $25,000 and a grant of an option to purchase 145,000 shares of Common Stock. Subsequently, Mr. Ambrose terminated from employment with the Company, effective as of March 25, 1997.

    On April 5, 1996, the Company entered into a Separation Agreement and Release with Mr. Kingman in connection with his resignation which, among other things, provided for certain payments and other financial compensation. Pursuant to the Separation Agreement, the Company agreed to pay Mr. Kingman a severance payment of $108,000 and to accelerate vesting of 62,500 of his 100,000-share option grant. The Company also agreed to provide continued health care coverage for a period of up to 12 months.

    On March 24, 1997, Jeffrey F. Ait executed an offer letter with the Company pursuant to which Mr. Ait became Chief Executive Officer of the Company. The offer letter provides for an annual salary of $165,000 and for the grant of an option to purchase 225,000 shares of common stock at an exercise price equal to the fair market value per share on the date the option is granted. The option will become exercisable for 25% of the shares after one year of service and for the remainder in equal monthly installments over the next 36 months of service. If Mr. Ait's employment with the Company is terminated for reasons other than cause within six months following a specified change in control of the Company, the letter provides that Mr. Ait's base salary shall continue to be paid for one year following his last day of employment. All stock options vest in full and become exercisable as to all of the shares immediately prior to a specified change in control of the Company. A change in control includes the acquisition by any person of at least 50% of the total outstanding voting securities of the Company, or a merger or consolidation of the Company other than a merger which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50% of the total outstanding voting securities of the Company or the surviving entity, or a liquidation of the Company or the sale of all of the Company's assets.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PRIVATE PLACEMENT TRANSACTIONS

    The Company has issued and sold the following securities to persons who are principal shareholders or directors of the Company. Each share of Series A, Series B, Series C and Series D Preferred Stock was affected by a one-for-5.3 reverse stock split before giving effect to the conversion of such outstanding Preferred Stock upon the closing of the Company's initial public offering in December 1995:

                                                                                                               SHARES OF
                                            SHARES OF    SHARES OF    SHARES OF    SHARES OF   WARRANTS TO   COMMON STOCK
                                            SERIES A     SERIES B     SERIES C     SERIES D     PURCHASE      ISSUED UPON
                                            PREFERRED    PREFERRED    PREFERRED    PREFERRED     COMMON     PROMISSORY NOTE
INVESTOR(1)                                 STOCK(2)     STOCK(3)     STOCK(4)     STOCK(5)     STOCK(6)     CONVERSION(7)
-----------------------------------------  -----------  -----------  -----------  -----------  -----------  ---------------
Entities Affiliated with Hummer Winblad
  Venture Partners(8)....................      55,341       22,641       43,620       26,801       27,629         31,667
Entities Affiliated with Oak, Investment
  Partners V Fund, L.P...................      --           60,377       34,269       48,242       45,209         31,667

------------------------

(1) Shares held by all affiliated persons and entities have been aggregated.

(2) The shares were issued in October 1990. The per share purchase price for the Series A Preferred Stock was $18.10 per share.

(3) The shares were issued in June 1992. The per share purchase price for the Series B Preferred Stock was $33.13.

(4) The shares were issued in April 1995. The per share purchase price for the Series C Preferred Stock was $5.78.

(5) The shares were issued in May 1995. The per share purchase price for the Series D Preferred Stock was $9.33. The consideration paid for such stock was a combination of cash and cancellation of indebtedness.

(6) The warrants were issued in March 1992, March 1993 and May 1995.

(7) Represents shares of Common Stock issued upon the conversion of the Convertible Notes at a conversion price of $3.25 per share. Of the $300,000 principal amount of the Convertible Notes, $150,000 was issued to each of entities affiliated with Hummer Winblad Venture Partners ("Hummer Winblad Ventures") and entities affiliated with Oak Investment Partners V, L.P. ("Oak Investment"). In November 1995, each of Hummer Winblad Ventures and Oak Affiliates agreed to convert the principal amount of said Convertible Note, plus accrued interest, into 63,334 shares of Common Stock. In consideration for such agreement, in November 1995 the Company issued each of Hummer Winblad Ventures and Oak Investment warrants to purchase 31,667 shares of Common Stock exercisable at a price of $7.20 per share for a period of 30 months following December 26, 1995 together at a price of $8.40 per share thereafter through November 6, 2000. In addition, in November 1995, each of Hummer Winblad Ventures and Oak Investment agreed to exchange outstanding warrants to purchase Common Stock for the same number of warrants with the terms described in the preceding sentence.

(8) Mr. Hummer, an affiliate of Hummer Winblad Technology Partners, is a director of the Company.

    In November 1995, the Company issued 125,000 units, each unit consisting of two shares of Series E Preferred Stock and a warrant to purchase one share of Common Stock, for $8.00 per unit. Each share of Series E Preferred Stock converted into one share of Common Stock upon the closing of the Company's initial public offering in December 1995. Hummer Winblad Ventures purchased 3,125 units. Oak Investment purchased 6,113 units and Oak Affiliates purchased 137 units.

    In November 1996, the Company issued 30,970 shares of Common Stock to Oak Investment, 697 shares of Common Stock to Oak Affiliates, 30,084 shares of Common Stock to Hummer Winblad Ventures and 1,583 shares of Common Stock to Hummer Winblad Technology, all pursuant to the conversion of the notes described in the chart and footnote 7 above.

    In December 1996, the Company issued an aggregate of 145,547 shares of Common Stock to Oak Investment and Oak Affiliates at a price of $5.00 per share pursuant to the exercise of warrants, including the warrants described in the chart and footnote 7 above, of which warrants to purchase 62,421 shares were acquired from Hummer Winblad Venture and Hummer Winblad Technology.

    In December 1996, the Company issued $2,000,000 in principal amount of Convertible Notes to High Risk Opportunities Hub Fund Ltd. pursuant to the Debt Financing. Based on an assumed conversion price of $6.50 per share, such Convertible Notes are convertible at the option of the holder into 102,564 shares of Common Stock on or after March 1, 1997, an additional 102,564 shares on or after March 31, 1997 and an additional 102,564 shares on or after April 30, 1997; provided, however, that the holder may not convert Convertible Notes, without the Company's prior written consent, if such conversion would cause such holder's aggregate ownership of the Company's capital stock to exceed 4.9% of the Company's then issued and outstanding capital stock.

    The Company believes that the foregoing transactions were in its best interests. All future transactions by the Company with officers, directors, 5% shareholders and their affiliates will be entered into only if the Company believes that such transactions are reasonably expected to benefit the Company and the terms of such transactions are no less favorable to the Company than could be obtained from unaffiliated parties.

                                 PROPOSAL NO. 3
                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

    The Company is asking the shareholders to ratify the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Price Waterhouse LLP.

    In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its shareholders' best interests.

    Price Waterhouse LLP has audited the Company's financial statements for its last eight fiscal years. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon the copies of Section 16(a) reports that the Company received from such persons for their 1996 fiscal year transactions in the Common Stock and their Common Stock holdings and the written representations received from one or more of such persons, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers.

                                  FORM 10-KSB

    THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S FORM 10-KSB REPORT FOR FISCAL YEAR 1996, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO DELTAPOINT, INC., 22 LOWER RAGSDALE DRIVE, MONTEREY, CALIFORNIA 93940, ATTN:
SHARON L. FUGITT, CONTROLLER.

                 SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

    Shareholder proposals that are intended to be presented at the 1998 Annual Meeting that are eligible for inclusion in the Company's proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than January 10, 1998 in order to be included. Such shareholder proposals should be addressed to DeltaPoint, Inc., 22 Lower Ragsdale Drive, Monterey, California 93940, Attn: Donald B. Witmer, Chief Financial Officer.

                                 OTHER MATTERS

    The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                              BY ORDER OF THE BOARD OF DIRECTORS

Monterey, California
May 10, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.
THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                               DELTAPOINT, INC.
                            1995 STOCK OPTION PLAN
                  (As amended and restated March 21, 1997)

                                ARTICLE ONE

                             GENERAL PROVISIONS


     I.  PURPOSE OF THE PLAN

         This 1995 Stock Option Plan is intended to promote the interests of DeltaPoint, Inc., a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

         Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II.  STRUCTURE OF THE PLAN

         A.  The Plan shall be divided into two separate equity programs:

               (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

              (ii) the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

         B. The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

   III.  ADMINISTRATION OF THE PLAN

         A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant Program with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an option grant or direct stock issuance under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary), other than pursuant to the Automatic Option Grant Program.

         B. Administration of the Discretionary Option Grant Program with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

         C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

         D. The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of, the provisions of such program and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program under its jurisdiction or any option thereunder.

         E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants made under the Plan.

         F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

     IV. ELIGIBILITY

         A. The persons eligible to participate in the Discretionary Option Grant Program are as follows:

               (i)  Employees,

              (ii) non-employee members of the Board (other than those serving as members of the Primary Committee) or the board of directors of any Parent or Subsidiary, and

             (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

         B. The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an

                                   2.

Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable and the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

          C. The individuals eligible to receive option grants under the Automatic Option Grant Program shall be (i) those individuals who are serving as non-employee Board members on the Automatic Option Grant Program Effective Date or who are first elected or appointed as non-employee Board members after such date, whether through appointment by the Board or election by the Corporation's shareholders, and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Shareholders Meetings held after the Automatic Option Grant Program Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program on the Automatic Option Grant Program Effective Date or at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member following one or more Annual Shareholders Meetings.

      V.  STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 1,220,000 shares.(1)

          B. No one person participating in the Plan may receive options and separately exercisable stock appreciation rights for more than 360,000 shares of Common Stock over the term of the Plan, exclusive of options and separately exercisable stock appreciation rights granted prior to January 1, 1996.

          C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. All shares issued under the Plan, whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

          D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change

-----------------
(1) Reflects the additional 200,000-share increase authorized by the Board on February 15, 1996 and approved by the shareholders at the 1996 Annual Shareholders Meeting and the additional 400,000-share increase authorized by the Board on March 21, 1997, subject to shareholder approval at the 1997 Annual Shareholders Meeting.

                                    3.

affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options and separately exercisable stock appreciation rights over the term of the Plan, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                    4.

                               ARTICLE TWO

                    DISCRETIONARY OPTION GRANT PROGRAM

I.  OPTION TERMS

         Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

         A.  EXERCISE PRICE.

             1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

             2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in one or more of the forms specified below:

                   (i)  cash or check made payable to the Corporation,

                  (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                 (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

         Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                                    5.

         B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten
(10) years measured from the option grant date.

         C.  EFFECT OF TERMINATION OF SERVICE.

             1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                   (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                  (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                 (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                  (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                   (v) In the event of a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

             2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                   (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                  (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of

                                   6.

     vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

         D.  SHAREHOLDER RIGHTS.   The holder of an option shall have no
shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

         E.  REPURCHASE RIGHTS.   The Plan Administrator shall have the
discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

         F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate

     II. INCENTIVE OPTIONS

         The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.

         A.  ELIGIBILITY. Incentive Options may only be granted to Employees.

         B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

         C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

         D. 10% SHAREHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred

                                   7.

ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

    III. CORPORATE TRANSACTION/CHANGE IN CONTROL

         A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

         B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

         C. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction.

         D. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same.

         F. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the

                                   8.

Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within twelve (12) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

         G. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

         H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

         I. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    IV.  CANCELLATION AND REGRANT OF OPTIONS

         The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

     V.  STOCK APPRECIATION RIGHTS

         A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

         B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (A) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the


                                   9.

     surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares.

               (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

              (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of (A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

         C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

               (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

              (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

             (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

              (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

                                   10.

                              ARTICLE THREE

                     AUTOMATIC OPTION GRANT PROGRAM

     I.  OPTION TERMS

         A.  GRANT DATES.   Option grants shall be made on the dates
specified below:

             1. Each Eligible Director who is a non-employee Board member on the date on which the Underwriting Agreement is executed and each Eligible Director who is first elected or appointed as a non-employee Board member after the Automatic Option Grant Program Effective Date shall automatically be granted, on the date on which the Underwriting Agreement is executed or on the date of such initial election or appointment (as the case may be), an initial Non-Statutory Option to purchase 20,000 shares of Common Stock. No eligible director may receive more than one initial 20,000-share option grant.

             2. On the date of each Annual Shareholders Meeting, beginning with the 1997 Annual Shareholders Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Shareholders Meeting, a Non-Statutory Option to purchase an additional 1,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Shareholders Meeting. There shall be no limit on the number of such 1,000-share option grants any one Eligible Director may receive over his or her period of Board service.

         B.  EXERCISE PRICE.

             1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

             2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

         D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each grant shall vest, and the Corporation's repurchase right shall lapse, in a series of three (3) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

                                   11.

         E. EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

               (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

              (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

             (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

              (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve
     (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

     II. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

         A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

         C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him

                                   12.

or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

         D. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    III. AMENDMENT OF THE AUTOMATIC OPTION GRANT PROGRAM

         The provisions of this Automatic Option Grant Program, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

     IV. REMAINING TERMS

         The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                    ARTICLE FOUR
                                   MISCELLANEOUS

     I.  FINANCING

         A. The Plan Administrator may permit any Optionee to pay the option exercise price under the Discretionary Option Grant Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee may not exceed the sum of (i) the aggregate option exercise price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise.

         B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

    II.  TAX WITHHOLDING

         A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

         B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan (other than the options granted under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

           (i) STOCK WITHHOLDING: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          (ii) STOCK DELIVERY: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

   III.  EFFECTIVE DATE AND TERM OF THE PLAN

         A. The Discretionary Option Grant Program became effective on the Plan Effective Date and options may be granted under the Discretionary Option Grant Program from and after the Plan Effective Date. The Automatic Option Grant Program became effective on the

                                        14.

Automatic Option Grant Program Effective Date. The Plan was approved by shareholders in December 1995.

         B. On February 15, 1996, the Board adopted a restatement of the Plan to (i) increase the number of shares issuable under the Plan by 200,000 shares and (ii) limit the maximum number of shares that any Optionee may receive in the aggregate over the term of the Plan to 360,000 shares, exclusive of option grants and separately exercisable stock appreciation rights made prior to January 1, 1996. These amendments were approved by the Corporation's shareholders at the 1996 Annual Shareholders Meeting. The provisions of the 1996 restatement of the Plan shall apply only to options granted under the Plan from and after the effective date of such restatement. All options issued and outstanding under the Plan immediately prior to the 1996 restatement of the Plan shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such option) as in effect on the date each such option was previously granted, and nothing in the 1996 restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to the acquisition of shares of Common Stock thereunder.

         C. On March 21, 1997 the Board adopted a restatement of the Plan to increase the number of shares issuable under the Plan by 400,000 shares, subject to shareholder approval at the 1997 Annual Shareholders Meeting. The provisions of the 1997 restatement of the Plan shall apply only to options granted under the Plan from and after the effective date of such restatement. All options issued and outstanding under the Plan immediately prior to the 1997 restatement of the Plan shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such option) as in effect on the date each such option was previously granted, and nothing in the 1997 restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to the acquisition of shares of Common Stock thereunder.

         D. The Plan shall terminate upon the EARLIEST of (i) November 7, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options.

    IV.  AMENDMENT OF THE PLAN

         A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, (i) no such amendment or modification shall adversely affect the rights and obligations with respect to options or stock appreciation rights at the time outstanding under the Plan unless the Optionee consents to such amendment or modification, and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitations of that program. In addition, the Board shall not, without the approval of the Corporation's shareholders, (i) materially increase the maximum number of shares issuable under the Plan, the number of shares for which options may be granted under the Automatic Option Grant Program or the maximum number of shares for which any one person may be granted options or separately exercisable stock appreciation rights in the aggregate over the term of the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.

                                        15.

         B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program that are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     V.  USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

    VI.  REGULATORY APPROVALS

         A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock upon the exercise of any option or stock appreciation right shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

         B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

   VII.  NO EMPLOYMENT/SERVICE RIGHTS

         Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                  APPENDIX


The following definitions shall be in effect under the Plan:

  A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

  B. AUTOMATIC OPTION GRANT PROGRAM EFFECTIVE DATE shall mean the date on which the Plan is adopted by the Board.

                                        16.

  C. BOARD shall mean the Corporation's Board of Directors.

  D. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

           (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept, or

          (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

  E. CODE shall mean the Internal Revenue Code of 1986, as amended.

  F. COMMON STOCK shall mean the Corporation's common stock.

  G. CORPORATE TRANSACTION shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

           (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

  H. CORPORATION shall mean DeltaPoint, Inc., a California corporation.

  I. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.


  J. DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

  K. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

  L. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

  M. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

  N. FAIR MARKET VALUE PER SHARE OF COMMON STOCK ON ANY RELEVANT DATE shall be determined in accordance with the following provisions:

           (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         (iii) For purposes of option grants made on the date the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share. For purposes of option grants made prior to such date, the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

  O. HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the following transaction:

           (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept, and

          (ii) more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

  P. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

                                        A-xviii

  Q. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

           (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

  R. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

  S. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

  T. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

  U. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

  V. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

  X. PLAN shall mean the Corporation's 1995 Stock Option Plan, as set forth in this document.

  Y. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

  Z. PLAN EFFECTIVE DATE shall mean the date on which the Plan is adopted by the Board.

  AA. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to Section 16 Insiders.

  BB. QUALIFIED DOMESTIC RELATIONS ORDER shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

  CC. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to eligible persons other than Section 16 Insiders.

  DD. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

  EE. SECTION 12(g) REGISTRATION DATE shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

  FF. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

  GG.STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

  HH. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  II. TAKE-OVER PRICE shall mean the GREATER of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

  JJ. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

  KK. 10% SHAREHOLDER shall mean the owner of stock (as determined under Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

  LL.UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                                DELTAPOINT, INC.
                  ANNUAL MEETING OF SHAREHOLDERS, JUNE 20, 1997

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELTAPOINT, INC.
     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Shareholders to be held on June 20, 1997, and the Proxy Statement and appoints Donald B. Witmer and William G. Pryor, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of DeltaPoint, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Shareholders to be held at 22 Lower Ragsdale Drive, Monterey, California on Friday, June 20, 1997, at 10:00 a.m. local time and at any adjournment or postponement thereof (the "Annual Meeting"), with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

                                                                SEE REVERSE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SIDE

/X/  Please mark votes
as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW AND A VOTE FOR THE OTHER PROPOSALS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BELOW. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.

1. To elect the following directors to serve for a term ending upon the 1998 Annual
Meeting of Shareholders or until their successors are elected and qualified:
NOMINEES:  JEFFREY F. AIT, DONALD B. WITMER, JOHN HUMMER,
           PATRICK GRADY
                            FOR                                   WITHHOLD
                            ALL                                 AUTHORITY TO
                                   / /                              / /
                        NOMINEES                                VOTE FOR ALL
                                                                  NOMINEES
/ / ------------------------------------------------------------------------
For all nominees, except for any nominee(s) whose name is written in the space provided above.
2. To approve amendment to the Company's 1995 Stock     FOR       AGAINST     ABSTAIN
  Option Plan to increase the number of shares of       / /         / /         / /
  Common Stock authorized for issuance from 820,000
  to 1,220,000.
3. To ratify the appointment of Price Waterhouse        FOR       AGAINST     ABSTAIN
  LLP as the Company's independent auditors for the     / /         / /         / /
  fiscal year ending December 31, 1997.
4. To transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.
                     MARK HERE                          / /
                    FOR ADDRESS
                    CHANGE AND
                   NOTE AT LEFT

                                       Please sign your name.

                                       Signature: ___ Date: ____________________

                                       Signature: ___ Date: ____________________